Exhibit 20

WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 2003-VFN-A, 2003-VFN-B and 2004-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :	January 18, 2005

POOL BALANCE:	Month of: December, 2004
Pool Balance, beginning of month	$470,467,170.35
Pool Balance, end of month	$521,470,378.04
Pool Balance, average	$506,515,438.95
Required Pool Balance, end of month	$460,523,036.30

COLLECTIONS & SERIES ALLOCATIONS	Month of: December, 2004
Series Allocable Principal Collections
Series 2003-VFN-A	$23,461,342.17
Series 2003-VFN-B	$8,970,513.18
Series 2004-1	$251,065,210.31

$283,497,065.66
Series Allocable Non-Principal Collections
Series 2003-VFN-A	$137,254.67
Series 2003-VFN-B	$52,479.73
Series 2004-1	$1,468,793.75

$1,658,528.15
Series Allocable Miscellaneous Payments
Series 2003-VFN-A	$—
Series 2003-VFN-B	$—
Series 2004-1	$—

$—
Investment Proceeds
Series 2003-VFN-A	$776.20
Series 2003-VFN-B	$303.11
Series 2004-1	$5,354.48

$6,433.79

CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD	Month of: December, 2004
2003-VFN-A	$0.00
2003-VFN-B	$0.00
Series 2004-1	$0.00

ALLOCATION PERCENTAGES FOR COLLECTION PERIOD	First day of: December, 2004
Series Allocation Percentages
Series 2003-VFN-A	8.28%
Series 2003-VFN-B	3.16%
Series 2004-1	88.56%
Floating Allocation Percentages
Series 2003-VFN-A	87.33%
Series 2003-VFN-B	87.33%
Series 2004-1	84.00%
Principal Allocation Percentages
Series 2003-VFN-A	0.00%
Series 2003-VFN-B	0.00%
Series 2004-1	0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES	Month of: December, 2004
Series 2003-VFN-A
Series Allocable Principal Collections
Excess Certificateholder Collections:	$762,120.62
Noteholder Collections:	$20,487,933.78
Additional Noteholder Collections:	$2,211,287.77

$23,461,342.17
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$4,458.59
Noteholder Collections:	$119,859.49
Additional Noteholder Collections:	$12,936.59

$137,254.67
Series 2003-VFN-B
Series Allocable Principal Collections
Excess Certificateholder Collections:	$291,399.06
Noteholder Collections:	$7,833,621.74
Additional Noteholder Collections:	$845,492.38

$8,970,513.18
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$1,704.76
Noteholder Collections:	$45,828.63
Additional Noteholder Collections:	$4,946.34

$52,479.73
Series 2004-1
Series Allocable Principal Collections
Excess Certificateholder Collections:	$8,155,627.73
Noteholder Collections:	$210,905,200.69
Additional Noteholder Collections:	$32,004,381.89

$251,065,210.31
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$47,712.45
Noteholder Collections:	$1,233,847.73
Additional Noteholder Collections:	$187,233.57

$1,468,793.75

MONTHLY DISTRIBUTIONS	Paid on: January 18, 2005
Principal Distributions to Investors
Series 2003-VFN-A	$—
Series 2003-VFN-B	$—
Series 2004-1	$—

Principal Distributions to Investors - $ per thousand
Series 2003-VFN-A	$0.00000000
Series 2003-VFN-B	$0.00000000
Series 2004-1	$0.00000000

Monthly Interest to Investors
Series 2003-VFN-A	$102,784.28
Series 2003-VFN-B	$39,495.28
Series 2004-1	$817,298.61

Monthly Interest to Investors - $ per thousand
Series 2003-VFN-A	$3.02306703
Series 2003-VFN-B	$3.03809863
Series 2004-1 Class A	$2.33513889

Rated Variable Funding Increased Cost Amounts
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00

Noteholder Monthly Servicing Fee
Series 2003-VFN-A	$28,333.33
Series 2003-VFN-B	$10,833.33
Series 2004-1	$291,666.67

Reserve Fund Deposit Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Investor Default Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Monthly Dilution Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Noteholder Charge-Off Reversal Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Carry-Over Amount
Series 2004-1	$0.00
Unrated Variable Funding Increased Cost Amounts
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00

Previously waived servicing fee
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Deposits to Principal Funding Account
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Collections Released to Cert. during Collection Period	$283,702,725.55

Excess Distributed to Cert. on Payment Date	$168,890.55

FUNDED AND INVESTED AMOUNTS:	Last day of: December, 2004
SERIES 2003-VFN-A SUPPLEMENT
Initial Funded Amount	$200,000,000.00
Incremental Funded Amounts (Cumulative)	$125,000,000.00
Principal Distributed to Investors (Cumulative)	$291,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00

Funded Amount	$34,000,000.00

Series Excess Funding Amount	$0.00
Principal Funding Account Balance	$0.00

Invested Amount	$34,000,000.00

SERIES 2003-VFN-B SUPPLEMENT
Initial Funded Amount	$100,000,000.00
Incremental Funded Amounts (Cumulative)	$35,000,000.00
Principal Distributed to Investors (Cumulative)	$122,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00

Funded Amount	$13,000,000.00

Series Excess Funding Amount	$0.00
Principal Funding Account Balance	$0.00

Invested Amount	$13,000,000.00

SERIES 2004-1 SUPPLEMENT
Initial Invested Amount	$350,000,000.00
Principal Distributed to Investors (Cumulative)	$0.00
Principal Funding Account Balance	$0.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00
Series Excess Funding Amount	$0.00

Invested Amount	$350,000,000.00

BALANCES AS OF PAYMENT DATE	As of: January 18, 2005
Series 2003-VFN-A
Reserve Fund Balance	$170,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance	$34,000,000.00

Series 2003-VFN-B
Reserve Fund Balance	$65,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance	$13,000,000.00

Series 2004-1
Reserve Fund Balance	$1,750,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance, Class A	$350,000,000.00

TRUST INCREMENTAL SUBORDINATED AMOUNT To be used in the following month’s computations.	Last day of: December, 2004
Pool Total Components of Excess Receivables:
Used Vehicles	$30,150,072.14
Finance Hold Receivables (for Credit Reasons Only)	$0.00
Delayed Payment Program	$71,273.00

Pool Limits on Components of Excess Receivables:
Used Vehicles	$130,367,594.51
Finance Hold Receivables	$0.00
Delayed Payment Program	$10,429,407.56

Total Excess Receivables	$0.00

Overconcentration Amount	$6,339,305.05

Ineligible Amount	$0.00

Trust Incremental Subordinated Amount	$6,339,305.05

POOL SERIES SUBORDINATED AMOUNTS	As of: December 31, 2004
Series Incremental Subordinated Amount
Series 2003-VFN-A	$1,096,271.63
Series 2003-VFN-B	$419,162.68
Series 2004-1	$11,731,454.52

Required Subordinated Amount
Series 2003-VFN-A	$4,052,793.37
Series 2003-VFN-B	$1,549,597.47
Series 2004-1	$57,211,680.51

Available Subordinated Amount
Series 2003-VFN-A	$4,052,793.37
Series 2003-VFN-B	$1,549,597.47
Series 2004-1	$57,211,680.51

CHARGE OFFS	For Month of: December, 2004
Defaulted Receivables	$0.00

Investor/Noteholder Defaulted Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Deficiency Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Required Draw Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Investor/Noteholder Charge-Off’s
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)	As of: January 18, 2005
Interest Shortfalls as of Current Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Change in Interest Shortfalls from Previous Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Principal Shortfalls as of Current Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Change in Principal Shortfalls from Previous Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

INTEREST RATE FOR NEXT PAYMENT DATE	As of: January 18, 2005
Series 2003-VFN-A Estimated	2.7700000%
Series 2003-VFN-B Estimated	2.7600000%
Series 2004-1	2.5500000%

MONTHLY PAYMENT RATE %	Month of: December, 2004
MONTHLY PAYMENT RATE %	55.97%